Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Commitments

Jackpot Commitments

Jackpot liabilities are recorded as current and non-current liabilities as follows:

($ thousands)	December 31, 2020
Current liabilities	71,290
Non-current liabilities	147,654
218,944

Future jackpot liabilities are due as follows:

($ thousands)	Previous Winners	Future Winners	Total
2021	35,967	35,176	71,143
2022	22,705	8,250	30,955
2023	20,440	651	21,091
2024	17,863	651	18,514
2025	15,028	651	15,679
Thereafter	84,552	9,761	94,313
Future jackpot payments due	196,555	55,140	251,695
Unamortized discounts			(32,751)
Total jackpot liabilities			218,944

Performance and other bonds

Certain contracts require us to provide a surety bond as a guarantee of performance for the benefit of customers; bid and litigation bonds for the benefit of potential customers; and WAP bonds that are used to secure our financial liability when a player elects to have their WAP jackpot winnings paid over an extended period of time.

These bonds give beneficiaries the right to obtain payment and/or performance from the issuer of the bond if certain specified events occur. In the case of performance bonds, which generally have a term of one year, such events include our failure to perform our obligations under the applicable contracts. In general, we would only be liable for these guarantees in the event of default in our performance of our obligations under each contract, the probability of which we believe is remote. Accordingly, no liability has been recorded as of December 31, 2020 and 2019 related to these bonds.

Legal Proceedings

From time to time, the Parent and/or one or more of its subsidiaries are party to legal, regulatory, or administrative proceedings regarding, among other matters, claims by and against us, and injunctions by third parties arising out of the ordinary course of business. Licenses are also subject to legal challenges by competitors seeking to annul awards made to the Company. The Parent and/or one or more of its subsidiaries are also, from time to time, subjects of, or parties to, ethics and compliance inquiries and investigations related to the Company’s ongoing operations. At December 31, 2020, provisions for litigation matters amounted to $7.9 million. With respect to litigation and other legal proceedings where we have determined that a loss is reasonably possible but we are unable to estimate the amount or range of reasonably possible loss in excess of amounts already accrued, no additional amounts have been accrued, given the uncertainties of litigation and the inherent difficulty of predicting the outcome of legal proceedings.

Texas Fun 5’s Instant Ticket Game

Five lawsuits have been filed against IGT Global Solutions Corporation (f/k/a GTECH Corporation) in Texas state court arising out of the Fun 5’s instant ticket game sold by the Texas Lottery Commission (“TLC”) from September 14, 2014 to October 21, 2014. Plaintiffs allege each ticket’s instruction for Game 5 provided a 5x win (five times the prize box amount) any time the “Money Bag” symbol was revealed in the “5X BOX”. However, TLC awarded a 5x win only when (1) the “Money Bag” symbol was revealed and (2) three symbols in a pattern were revealed.

(a)Steele, James et al. v. GTECH Corp., filed on December 9, 2014 in Travis County (No. D1GN145114). Through intervenor actions, over 1,200 plaintiffs claim damages in excess of $500.0 million. GTECH Corporation’s plea to the jurisdiction for dismissal based on sovereign immunity was denied. GTECH Corporation appealed. The appellate court ordered that plaintiffs’ sole remaining claim should be reconsidered.
(b)Nettles, Dawn v. GTECH Corp. et al., filed on January 7, 2015 in Dallas County (No. 051501559CV). Plaintiff claims damages in excess of $4.0 million. GTECH Corporation and the TLC won pleas to the jurisdiction for dismissal based on sovereign immunity. Plaintiff lost her appeal and petitioned for Texas Supreme Court review. On April 27, 2018, IGT Global Solutions Corporation petitioned for Texas Supreme Court review and the Texas Supreme Court heard arguments on December 3, 2019 in both the Nettles and Steele cases. On June 12, 2020, the Texas Supreme Court ruled that Plaintiffs in the Nettles and Steele cases could proceed with their fraud allegations in the lower courts; all other claims were dismissed. The Nettles case was dismissed on December 16, 2020 after summary judgment was awarded in favor of IGT Global Solutions Corporation.
(c)Guerra, Esmeralda v. GTECH Corp. et al., filed on June 10, 2016 in Hidalgo County (No. C277716B). Plaintiff claims damages in excess of $0.5 million.
(d)Wiggins, Mario & Kimberly v. IGT Global Solutions Corp., filed on September 15, 2016 in Travis County (No. D1GN16004344). Plaintiffs claim damages in excess of $1.0 million.
(e)Campos, Osvaldo Guadalupe et al. v. GTECH Corp., filed on October 20, 2016 in Travis County (No. D1GN16005300). Plaintiffs claim damages in excess of $1.0 million.

We dispute the claims made in each of these cases and continue to defend against these lawsuits.

Disposition of Previously Disclosed Matters

Illinois State Lottery

On February 6, 2017, putative class representatives of retailers and lottery ticket purchasers alleged the Illinois Lottery collected millions of dollars from sales of instant ticket games and wrongfully ended certain games before all top prizes had been sold. Raqqa, Inc. et al. v. Northstar Lottery Group, LLC., was filed in Illinois state court, St. Clair County (No. 17L51) against Northstar Lottery Group LLC, a consortium in which the Parent indirectly holds an 80% controlling interest. The claims included tortious interference with contract, violations of Illinois Consumer Fraud and Deceptive Practices Act, and unjust enrichment. The lawsuit was removed to the U.S. District Court for the Southern District of Illinois. On May 9, 2018, IGT Global Solutions Corporation and Scientific Games International, Inc. were added as defendants. The parties have settled the case for an amount that is not material to the Company's consolidated financial statements, and the case was dismissed in September 2020.